Fees Summary	Jan. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,337,941.55
Previously Paid Amount	0.00
Total Fee Amount	4,189.67
Total Offset Amount	0.00
Net Fee	$ 4,189.67